Subscription Terms

Delcath Systems, Inc.
Rockefeller Center
600 Fifth Avenue, 23rd Floor
New York, NY 10020

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms and agrees with Delcath Systems, Inc., a Delaware corporation (the “Company”) as follows:

1.           As of the Closing (as defined below) and subject to the terms and conditions hereof, the Investor will purchase from the Company and the Company will issue and sell to the Investor (i) such number of shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (the “Common Stock”) and (ii) warrants to purchase such number of shares of Common Stock (the “Warrants” and together with the Shares, the “Securities”) as is set forth on the signature page hereto (the “Signature Page”) for a purchase price of $3.45 per unit (each unit consisting of one share of Common Stock and a warrant to buy 1.2 shares of Common Stock) (the “Unit”).  The form of Warrant is set forth in Exhibit A attached hereto.

2.           The closing is expected to occur on or about June 15, 2009 (the “Closing”) in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended, subject to the Company’s satisfaction of certain closing conditions set forth in an agreement entered into between the Company and the placement agent for the Offering (as defined below).

3.           The offering and sale of the Securities (the “Offering”) are being made pursuant to the Registration Statement and the Prospectus (as such terms are defined below).

4.           The Company has filed or will file with the Securities and Exchange Commission (the “Commission”) (i) a prospectus included in the registration statement (File No. 333-143280), which became effective as of June 7, 2007 (the “Base Prospectus”), (ii) if applicable, a preliminary prospectus related to the Offering (together with the Base Prospectus, the “Statutory Prospectus”), and (iii) if applicable, any issuer free writing prospectus as defined in Rule 433 under the Securities Act of 1933, as amended (the “Securities Act”), relating to the Securities and delivered to the Investor on or prior to the date hereof (the “Issuer Free Writing Prospectus”), and will file with the Commission a final prospectus supplement (together with the Base Prospectus, the “Prospectus”) with respect to the registration statement (File No. 333-143280) reflecting the Offering, including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein by the rules and regulations of the Commission (the “Rules and Regulations”) and any registration statement relating to the Offering and filed pursuant to Rule 462(b) under the Rules and Regulations (collectively, the “Registration Statement”), in conformity with the Securities Act, including Rule 424(b) thereunder.  The Base Prospectus, any Statutory Prospectus, any Issuer Free Writing Prospectus and the pricing information contained in this Subscription are collectively the “Time of Sale Disclosure Package”.

5.           The Company’s obligation to issue and sell the Securities to the Investor shall be subject to the receipt by the Company of the purchase price for the Securities being purchased hereunder as set forth on the Signature Page and the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

6.           The Company shall before the opening of trading on the Nasdaq Stock Market LLC on the next trading day after the date hereof, (i) issue a press release, disclosing all material aspects of the transactions contemplated hereby and (ii) file a Current Report on Form 8-K with the Commission describing the terms of the Offering (and including as exhibits to such

Current Report on Form 8-K this Subscription, the Warrant and the Placement Agreement).  Upon the issuance of the press release and the filing of the Current Report on Form 8-K described in the immediately preceding sentence, the Investor will not be in receipt of any material, non-public information provided to it by the Company, its officers or directors.  The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor’s name, without the Investor’s prior written consent, unless required by applicable laws, rules and regulations.

7.           The Investor represents that (i) it has had full access to the Time of Sale Disclosure Package prior to or in connection with its receipt of this agreement and is relying only on such information and documents in making its decision to purchase the Securities, and (ii) it is acquiring the Securities for its own account, or an account over which it has investment discretion, and does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Securities.

8.           The Investor and the Company each has the requisite power and authority to enter into this Subscription and to consummate the transactions contemplated hereby.

9.           The Investor represents that neither the Investor nor any person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, as of the date of this agreement, engaged in any purchases or sales in the securities of the Company or has violated its obligations of confidentiality with respect to the Offering since the time that the Investor was first contacted by the Company or its agents with respect to the transactions contemplated hereby.  The Investor covenants that neither it, nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any purchases or sales in the securities of the Company prior to the time that the transactions contemplated by this agreement are publicly disclosed.  Notwithstanding the foregoing, in the case of an Investor and/or its affiliates that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Investor's or affiliates assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor's or affiliates assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio managers that have knowledge about the financing transaction contemplated by this agreement.

10.           The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a FINRA member or an Associated Person (as such term is defined under FINRA Membership and Registration Rules Section 1011(b)) as of the date hereof, and (iii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.  Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

11.           This agreement will involve no obligation or commitment of any kind until this agreement is accepted and countersigned by or on behalf of the Company.  All covenants, agreements, representations and warranties herein will survive the execution of this agreement, the delivery of the Securities being purchased and the payment therefor.  This agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.  This agreement will be governed by the internal laws of the State of New York.  This agreement may be executed in one or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument.  The Investor acknowledges and agrees that the Investor’s receipt of the Company’s counterpart to this agreement shall constitute written confirmation of the Company’s sale of Securities to such Investor.

12.           For so long as any Warrants remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock, or directly or indirectly convertible into or exchangeable for Common Stock at a price which resets as a function of market price of the Common Stock, unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Exercise Price (as defined in the Warrants) with respect to the Common Stock into which any Warrant is exercisable (other than as a result in the ordinary course of business of the issuance of Common Stock issued pursuant to the exercise of stock options under the Company’s stock plans, the issuance of Common Stock under the Company’s stock plans, and the issuance of Common Stock pursuant to employee stock purchase plans)

13.           The Company has entered into a Placement Agency Agreement, dated June 9, 2009 (the “Placement Agreement”), with the placement agent that contains representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof.

[Signature Page Follows]

INVESTOR SIGNATURE PAGE

Number of Shares:   869,565

Number of Warrants:    1,043,478
(such number equal to 120% of the number of Shares being purchased by the Investor)

Purchase Price Per Unit: $3.45

Aggregate Purchase Price: $2,999,999.25

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: June 8, 2009

Capital Ventures International
by: Heights Capital Management, Inc.
its authorized agent
__________________________
INVESTOR
By: /s/ Martin Kobinger
Print Name:  Martin Kobinger
Title:   Investment Manager
Name that Securities are to be registered:   Capital Ventures International
Mailing Address for Shares:       c/o Heights Capital Management, Brad Alles
 401 City Line Avenue Suite 220
 Bala Cynwyd, PA 19004

Mailing Address for Warrants (if different than above):
                                                        ____________________________
____________________________
____________________________

Taxpayer Identification Number:    20-8897884

Manner of Settlement:  Delivery Versus Payment (DVP)

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained)	Merrill Lynch
DTC Participant Number	5198
Name of Account at DTC Participant being credited with the Shares	MLI GEF CVI
Account Number at DTC Participant being credited with the Shares	2US01600

Agreed and Accepted this 9th day of June, 2009:

DELCATH SYSTEMS, INC.

By:	/s/ Richard L. Taney
Title:	President and Chief Executive Officer

Sales of the Securities purchased hereunder were made pursuant to a registration statement or in a transaction in which a final prospectus would have been required to have been delivered in the absence of Rule 172 promulgated under the Securities Act.